DEBENTURES	12 Months Ended
Dec. 31, 2016
Notes Payable [Abstract]
DEBENTURES
NOTE 13      -       DEBENTURES

A.	Composition by Repayment Schedule:

		As of December 31, 2016
	Interest rate	2017	2018	2019	2020	2021	2022 and on	Total
Debentures Series D	8%	$5,977	$--	$--	$--	$--	$--	$5,977
Debentures Series F	7.8%	238	--	--	--	--	--	238
Debentures Series G	2.79%	--	--	--	34,776	34,776	52,165	121,717
Jazz’s Notes (as defined in E below)	8%	--	58,307	--	--	--	--	58,307
Total outstanding principal amounts of debentures		$6,215	$58,307	$--	$34,776	$34,776	$52,165	$186,239
Accretion of carrying amount to principal amount								(17,043)
Carrying amount								$169,196

		As of December 31, 2015
	Interest rate	2016	2017	2018	Total
Debentures Series D	8%	$5,906	$--	$--	$5,906
Debentures Series F	7.8%	851	--	--	851
Jazz’s Notes (as defined in E below)	8%	--	--	58,307	58,307
Total outstanding principal amounts of debentures		$6,757	$--	$58,307	$65,064
Accretion of carrying amount to principal amount					(13,005)
Carrying amount					$52,059

Tower’s debentures Series D, Series F and interest thereon are unsecured and were subordinated to Tower’s indebtedness to the government of Israel, see Note 8B. Said debentures were originally due December 31, 2016, however were redeemed on the following day due to December 31, 2016 being a non-business-day.

For details in regards to Jazz Notes, see E below. Tower’s Debenture Series G carry a negative pledge covenant (see D below).

B.	Debentures Series D

During 2007, Tower issued long-term non-convertible debentures of approximately $27,000 aggregate principal amount, repayable in six equal annual installments starting December 2011, linked to the CPI, which carried an annual interest rate of 8% (“Series D”).

Series D non-convertible debentures outstanding principal amounted to approximately $6,000 as of December 31, 2016 and 2015, respectively. The Series D was fully redeemed in January 2017.

C.	Debentures Series F

In 2010 and 2012, Tower issued un-secured and subordinated long-term debentures in the aggregate principal amount of approximately $231,000, linked to the US dollar, which carried an interest rate of 7.8% per annum payable semiannually, repayable in two equal installments in December 2015 and December 2016 (“Series F”).

During 2016, 2015 and 2014, total of approximately $1,000, $196,000 and $34,000 of Series F were converted into ordinary shares, and approximately $0, $88,000 and $39,000 were recorded, respectively, as accretion and amortization costs included in other financing expenses, net, which are associated with a contingent beneficial conversion feature ("BCF") existed at the commitment date of Series F, in accordance with ASC 470-20 (formerly EITF 98-5 and EITF 00-27) and specifically the guidance over "Contingently Adjustable Conversion Ratios".

Series F outstanding principal amounted to approximately $238 and $851 as of December 31, 2016 and 2015, respectively. The Series F was fully redeemed in January 2017.

D.	Debentures Series G

In June 2016, Tower raised approximately $115,000 through the issuance of long-term unsecured non-convertible debentures (“Series G Debentures”).

The Series G Debentures aggregate principal amount is NIS 468 million (approximately $122,000 as of December 31, 2016), payable in seven semi-annual consecutive equal installments from March 2020 to March 2023 and carrying annual interest rate of 2.79% payable in thirteen semi-annual consecutive equal installments from March 2017 to March 2023. The principal and interest amounts are denominated in NIS and are not linked to any index or to any other currency. The Company entered into hedging transactions to mitigate the foreign exchange rate differences on the principle and interest using a cross currency swap, see Note 14D.

The Series G Debentures include customary financial and other terms and conditions, including a negative pledge and financial covenants. As of December 31, 2016, the Company was in compliance with the financial covenants thereunder.

E.	Jazz 2014 Notes Exchange Agreement

In March 2014, Jazz, certain of its domestic subsidiaries and Tower entered into an exchange agreement (the “2014 Exchange Agreement”) with certain holders of previously issued Jazz notes from 2010 (the “2014 Participating Holders”) (the “2010 notes”) according to which Jazz issued new unsecured convertible senior notes due December 2018 (the “2014 Notes” or the “Jazz Notes”) in exchange for approximately $45,000 in aggregate principal amount of the 2010 notes that were originally due June 2015.

In addition, in March 2014, Jazz, Tower and certain of the 2014 Participating Holders (the “Purchasers”) entered into a purchase agreement (the “Purchase Agreement”) pursuant to which the Purchasers purchased $10,000 in aggregate principal amount of the 2014 Notes for cash consideration.

Holders of the 2014 Notes may submit a conversion request with respect to their 2014 Notes, to be settled at Jazz’s discretion through cash or ordinary shares of Tower. The conversion price is set to $10.07 per share. Interest on the 2014 Notes at a rate of 8% per annum is payable semiannually.

The 2014 Notes are unsecured senior obligations of Jazz, rank equally with all other existing and future unsecured senior indebtedness of Jazz, and are effectively subordinated to all existing and future secured indebtedness of Jazz, including the Jazz Credit Line Agreement (see Note 12C above), to the extent of the value of the collateral securing such indebtedness. The 2014 Notes rank senior to all existing and future subordinated debt. The 2014 Notes are not guaranteed by Tower.

Holders of the 2014 Notes are entitled, subject to certain conditions and restrictions, to require Jazz to repurchase the 2014 Notes at par value plus accrued interest and 1% redemption premium in the event of certain change of control transactions as set forth in the Indenture governing the 2014 Notes.

The Indenture contains certain customary covenants including covenants restricting the ability of Jazz and its subsidiaries to, among other things, incur additional debt, incur additional liens, make specified payments and make certain asset sales.

Jazz’s obligations under the 2014 Notes are guaranteed by Jazz’s wholly owned domestic subsidiaries.

As of December 31, 2016 and 2015, approximately $58,000 principal amount of 2014 Notes was outstanding.

The Jazz Credit Line Agreement imposes certain limitations on the ability to repay the 2014 Notes and/or to incur additional indebtedness without Wells Fargo’s consent. Any default on payment or refinancing of the 2014 Notes prior to said notes maturity, in a form satisfactory to Wells Fargo, would trigger a cross default under the Jazz Credit Line Agreement, which would permit the lenders to accelerate the obligations thereunder, potentially requiring Jazz to repay or refinance the Jazz Credit Line Agreement. As of December 31, 2016 there are no outstanding loan drawdowns under the Wells Fargo Credit Line (see Note 12C).